UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2022

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01     Other Events.

On March 16, 2022, the Boards of Directors of DPL Inc. (“DPL”), a subsidiary of The AES Corporation (“AES”), and DPL’s principal subsidiary, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), acting through unanimous written consents, appointed Ahmed Pasha as Vice President and Chief Financial Officer of DPL and AES Ohio. Mr. Pasha replaces Gustavo Garavaglia, who recently announced his decision to resign from his positions at DPL and its affiliates for another employment opportunity.

Mr. Pasha, 53, serves as Chief Financial Officer for AES’ US and Utilities business, which includes DPL and AES Ohio and their Indiana sister companies, IPALCO Enterprises, Inc. and Indianapolis Power & Light Company, which also does business as AES Indiana, and other generation companies. He had served as Corporate Treasurer of AES since January 2020 and as Vice President, Investor Relations of AES since January 2012, and previously served as the Chief Financial Officer for the Asia region of AES from January 2011 to January 2012. Mr. Pasha has held several other positions at AES, including as Vice President, Investor Relations from February 2007 to January 2011, Managing Director, Corporate Finance from March 2005 to February 2007, Manager, Investor Relations from February 2002 to February 2005, Manager, Business Development from February 1998 to February 2002, and Chief Financial Officer for AES Pakistan from May 1995 to January 1998. Mr. Pasha received a Bachelor’s degree in Business and Commerce from University of the Punjab and completed management courses in Business Administration and Management at Georgetown University McDonough School of Business and Finance and Financial Administration at University of Virginia Darden School of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: March 16, 2022	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel

The Dayton Power and Light Company
d/b/a AES Ohio

Date: March 16, 2022	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President and General Counsel